Rule 497(e) File Nos. 2-87509 and 811-3893

SUPPLEMENT

DATED AUGUST 25, 2000 TO
PROSPECTUS DATED DECEMBER 31, 1999

CitiFunds(R) Cash Reserves
CitiFunds(R) U.S. Treasury Reserves
CitiFunds(R) Tax Free Reserves
CitiFunds(R) California Tax Free Reserves
CitiFunds(R) Connecticut Tax Free Reserves
CitiFunds(R) New York Tax Free Reserves


CitiFunds U.S. Treasury Reserves, CitiFunds Tax Free Reserves, CitiFunds California Tax Free Reserves, CitiFunds Connecticut Tax Free Reserves, and CitiFunds New York Tax Free Reserves now offer two classes of shares each with different shareholder servicing and distribution arrangements and fees. Existing shares of these Funds have been classified as Class N shares. Only Class N shares of these Funds are offered by this Prospectus.

Class B shares of CitiFunds Cash Reserves are no longer being offered, and existing Class B shares have been converted to Class N shares without imposition of any contingent deferred sales charges. Class N shares are subject to lower fund expenses than Class B shares. CitiFunds Cash Reserves offers three other classes of shares, two of which, Class A shares and Class N shares, are offered by this Prospectus. The three classes of shares have different shareholder servicing and distribution arrangements and fees.